                                                                   Exhibit 99.1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 26, 2002





                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  -------------------------------------------
                          (Exact name of registrant as
                           specified in its charter)

                     Delaware                   0-19277
           (State or other jurisdiction         (Commission
                  of Incorporation)             File Number)

                                   13-3317783
                                 (IRS Employer
                              Identification No.)



                   The Hartford Financial Services Group, Inc.
                                 Hartford Plaza
                              Hartford, Connecticut
            (Address of principal executive offices of registrant)

                                   06115-1900
                                    Zip Code

                                 (860) 547-5000
                          Registrant's telephone number

Item 4.      Changes in Registrant's Certifying Accountants.

     On March 22, 2002, the Board of Directors of The Hartford Financial Services Group, Inc. (the "Company") determined that it will not be recommending that the Company continue to engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditor once Arthur Andersen completes its review of the Company's first quarter 2002 financial statements. As previously disclosed in the Company's 2002 proxy statement, the Company's Audit Committee is conducting a Request for Proposal process, which is expected to be completed in the second quarter of 2002 with the formal appointment by the Company's Board of Directors of a new auditor.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and through the date of this Current Report, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated March 26, 2002, stating its agreement with such statements.

     The Company's 2002 proxy statement includes an item seeking shareholder ratification of the appointment of Arthur Andersen as the Company's independent auditors for the fiscal year ending December 31, 2002. As a result of the Board's decision described above, the Board has decided to withdraw the item from consideration at the annual shareholders' meeting to be held on April 18, 2002.

Item 7.      Financial Statements and Exhibits.

(a)  Financial Statement of Businesses acquired. Not applicable.
(b)  Pro forma financial information. Not applicable.
(c)  The following are filed as exhibits to this Current Report:

Exhibit
Number    Description
-------   -----------
  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 26, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date:    March 26, 2002            By:      /s/ Neal S. Wolin
                                            -------------------------
                                   Name:    Neal S. Wolin
                                   Title:   Executive Vice President and
                                            General Counsel

                              EXHIBIT INDEX



Exhibit
Number    Description
-------   -----------
  16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated March 26, 2002.

                                                                    EXHIBIT 16.1

                                                                 [ANDERSEN LOGO]



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


March 26, 2002


Dear Sir/Madam:

We have read Item 4 included in the Form 8-K dated March 26, 2002 of The Hartford Financial Services Group, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,




/s/ Arthur Andersen LLP
Arthur Andersen LLP


cc: David M. Johnson, Chief Financial Officer, The Hartford Financial Services Group, Inc.